SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 May 25, 2004

                    RESIDENTIAL ASSET SECURITIES CORPORATION

                               as depositor of the

                           RASC SERIES 2004-KS3 TRUST
           (Exact name of the registrant as specified in its charter)



Delaware                       333-108865-01                       51-0362653

(State or other                (Commission File Number)  (I.R.S. Employee
jurisdiction of incorporation)                           Identification No.)


Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                           55437
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code               (952) 857-7000







Item 5. Other Events

A copy of the monthly report relating to the May 2004  distribution to holders
of  the  Residential   Asset  Securities   Corporation,   Home  Equity  Mortgage
Asset-Backed Pass-Through Certificates, Series 2004-KS3 is included as an exhibit to this Report.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The following is filed as an Exhibit to this Report under Exhibit 20.

No. 20.        May 2004 Monthly Report

                                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET SECURITIES CORPORATION, as depositor of the registrant identified on the cover page to this Report



By:     /s/ Barbara Wendt
Name:   Barbara Wendt
Title:  Managing Director
Dated:  May 25, 2004